     UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

___________

FORM 8-K

___________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Of Earliest Event Reported):  10/27/2009

TREVENEX RESOURCES, INC.

 (Exact name of registrant as specified in charter)

Commission File Number:  000-53493

Nevada	98-0408708
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

25 West Cataldo, Suite A Spokane, Washington	99202
(Address of principal executive offices)	(Zip Code)

(509) 869-6877
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

ITEMS TO BE INCLUDED IN THIS REPORT

Item 8.01 - Other Events.

On October 27, 2009, Sunway Technology Development Ltd. (“STD”) and Trevenex Resources, Inc. (TRI”) amended the Share Exchange Option Agreement originally entered into by the parties on September 25, 2009.  This amendment extended the exercise period of the option, to be exercised by or before November 30, 2009.  In all other respects, the said Option Agreement shall remain in full force and effect.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVENEX RESOURCES, INC. (Registrant)

Date: October 28, 2009	By:	/s/ Scott Wetzel
Scott Wetzel President and CEO